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                                                                    Exhibit 10.6


                                  THREE YEAR

                            FIRST BELL BANCORP, INC.

                              EMPLOYMENT AGREEMENT


          This AGREEMENT ("Agreement") is made effective as of November 16, 1998, by and between First Bell Bancorp, Inc. (the "Holding Company"), a corporation organized under the laws of Delaware, with its principal administrative office at 300 Delaware Avenue, Suite 1704, Wilmington, Delaware 19801 and Albert H. Eckert, II (the "Executive"). Any reference to "Institution" herein shall mean Bell Federal Savings and Loan Association of Bellevue or any successor thereto.

          WHEREAS, the Holding Company wishes to assure itself of the services of Executive for the period provided in this Agreement; and

          WHEREAS, the Executive is willing to serve in the employ of the Holding Company on a full-time basis for said period.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

     1.   POSITION AND RESPONSIBILITIES

          During the period of his employment hereunder, Executive agrees to serve as President and Chief Executive Officer of the Holding Company. The Executive shall render administrative and management services to the Holding Company such as are customarily performed by persons in a similar executive capacity. During said period, Executive also agrees to serve, if elected, as an officer and director of any subsidiary of the Holding Company.

     2.  TERMS

          (a) The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) full calendar months thereafter. Commencing on the first anniversary date of this Agreement, and continuing on each anniversary thereafter, the term of this Agreement shall be extended by an additional year, such that the remaining term of the Agreement shall be three years, until such time as the board of directors of the Holding Company ("Board") or the Executive elects not to extend the term of this Agreement further by giving written notice to the other party in accordance with Section 8 of this Agreement. In the event that written notice is given. this Agreement shall terminate at the end of the remaining term of the Agreement.
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          (b) During, the period of Executive's employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder including activities and services related to the organization, operation and management of the Holding Company and its, direct or indirect, subsidiaries ("Subsidiaries") and participation in community and civic organizations; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Holding Company or its Subsidiaries, or materially affect the performance of Executive's duties pursuant to this Agreement.

          (c) Notwithstanding anything herein contained to the contrary Executive's employment with the Holding Company may be terminated by the Holding Company or Executive during the term of this Agreement, subject to the terms and conditions of this Agreement. However, Executive shall not perform, in any respect, directly or indirectly, during the pendency of his temporary or permanent suspension or termination from the Institution, duties and responsibilities formerly performed at the Institution as part of his duties and responsibilities as President and Chief Executive Officer of the Holding Company.

     3.   COMPENSATION AND REIMBURSEMENT

          (a) The Executive shall be entitled to a salary from the Holding Company or its Subsidiaries of not less than $200,129 per year ("Base Salary"). Base Salary shall include any amounts of compensation deferred by Executive under any qualified or unqualified plan maintained by the Holding Company and its Subsidiaries. Such Base Salary shall be payable bi-weekly. During, the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by the Board or by a Committee of the Board delegated such responsibility by the Board. The
Committee or the Board may increase Executive's Base Salary.   The increased
Base Salary shall become the "Base Salary" for purposes of this Agreement. In addition to the Base Salary provided in this Section 3(a), the Holding Company shall also provide Executive, at no premium cost to Executive, with all such other benefits as provided uniformly to permanent full-time employees of the Holding Company and its Subsidiaries.

          (b) The Executive shall be entitled to participate in any employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, and the Holding Company and its Subsidiaries will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would
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materially adversely affect Executive's rights or benefits thereunder, except to the extent that such changes are made applicable to all Holding Company and Institution employees eligible to participate in such plans, arrangements and perquisites on a non-discriminatory basis. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive shall be entitled to participate in or receive benefits under any employee benefit plans including, but not limited to, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plans, medical coverage or any other employee benefit plan or arrangement made available by the Holding Company and its Subsidiaries in the future to its senior executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive shall be entitled to incentive compensation and bonuses as provided in any plan of the Holding Company and its Subsidiaries in which Executive is eligible to participate. Nothing paid to the Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement.

          (c) In addition to the Base Salary provided for by paragraph (a) of this Section 3 and other compensation provided for by paragraph (b) of this
Section 3, the Holding Company shall pay or reimburse Executive for all reasonable travel and other reasonable expenses incurred in the performance of Executive's obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

     4.  PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION

          (a) Upon the occurrence of an Event of Termination (as herein defined) during the Executive's term of employment under this Agreement, the provisions of this Section shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Holding Company of Executive's full-time employment hereunder for any reason other than termination governed by Section 5(a) hereof, or for Cause, as defined in Section 7 hereof, (ii) Executive's resignation from the Holding Company's employ upon any (A) failure to reappoint Executive as President and Chief Executive Officer, unless consented to by the Executive, (B) a material change in Executive's function, duties, or responsibilities with the Holding Company or its Subsidiaries, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1, above, unless consented to by the Executive, (C) a relocation of Executive's principal place of employment by more than 30 miles from its location at the effective date of this Agreement, unless consented to by the Executive, (D) a material reduction in the benefits and perquisites to the Executive from those being provided as of the effective date of this Agreement, unless consented to by the Executive, (E) a liquidation or dissolution of the Holding Company or the Institution, or (F) breach of this Agreement by the Holding Company. Upon the occurrence of any event described in clauses (A), (B), (C), (D) (E)
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or (F), above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within six full calendar months after the event giving rise to said right to elect.

          (b) Upon the occurrence of an Event of Termination, on the Date of Termination, as defined in Section 8, the Holding Company shall be obligated to pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, a lump sum payment in amount equal to the sum of (i) the amount of the remaining payments that the Executive would have earned if he had continued his employment with the Institution during the remaining term of this Agreement at the Executive's Base Salary at the Date of Termination; (ii) the amount equal to the annual contributions that would have been made on Executive's behalf to any employee benefit plans, programs, policies or arrangements of the Institution or the Holding Company during the remaining term of this Agreement based on contributions made (on an annualized basis) at the Date of Termination; and (iii) the amount of the monthly cost of operating and maintaining the automobile provided by the Holding Company or the Institution to the Executive for the remaining term of the Agreement based on the monthly cost at the Date of Termination. Such payments shall not be reduced in the event the Executive obtains other employment following termination of employment.

          (c) Upon the occurrence of an Event of Termination, the Holding Company will cause to be continued life, long term disability, medical, health and dental coverage substantially equivalent to the coverage that is then maintained by the Holding Company or its Subsidiaries for Executive and his eligible dependents immediately prior to his termination as agreed to by the insurance carrier at no premium cost to the Executive. Such coverage shall cease upon the expiration of the remaining term of this Agreement.

     5.  CHANGE IN CONTROL

          (a) For purposes of this Agreement, a "Change in Control" of the Holding Company or the Institution shall mean an event of a nature that; (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Institution or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Institution or the Holding Company representing 25% or more of the Institution's or the Holding Company's
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outstanding voting securities or right to acquire such securities except for any voting securities of the Institution purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board;
or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Institution or the Holding Company or similar transaction occurs or is effectuated in which the Institution or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods; or (D) a proxy statement shall be distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Institution with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Institution or the Holding Company shall be distributed; or (E) a tender offer is made for 25% or more of the voting securities of the Institution or Holding Company then outstanding.

          (b) If a Change in Control has occurred pursuant to Section 5(a) or the Board has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c) and (d) of this Section 5 upon his subsequent termination of employment at any time during the term of this Agreement due to (i) Executive's dismissal, (ii) Executive's voluntary resignation following any demotion, loss of title, office or significant authority or responsibility, reduction in the annual compensation or material reduction in benefits or (iii) relocation of his principal place of employment by more than 30 miles from its location immediately prior to the Change in Control, unless such termination is because of his death, or Termination for Cause.

          (c) Upon the Executive's entitlement to benefits pursuant to Section 5(b), the Holding Company shall pay Executive within five business days , or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay, a lump sum payment equal to the greater of: (i) the payments due for the remaining term of the Agreement; or
(ii) three (3) times Executive's average annual compensation for the five (5) preceding taxable years. Such annual compensation shall include Base Salary, commissions, bonuses, contributions on behalf of Executive to any pension and profit sharing plan, severance payments, directors or committee fees and fringe benefits paid or to be paid to the Executive
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during such years, excluding amounts received by the Executive pursuant to
Section 5(d). Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

          (d) Upon the Executive's entitlement to benefits pursuant to Section 5(b), the Company will cause to be continued life, medical and dental coverage substantially equivalent to the coverage that is then maintained by the Institution for Executive, as agreed to by the insurance carrier, at no premium cost to Executive prior to his severance. Such coverage and benefits shall cease upon the expiration of thirty-six (36) months following the Change in Control. In addition, the Executive will receive payments provided for in Appendix A.

     6.  GROSS UP PAYMENTS AND PAYMENTS AND BENEFITS AFTER CHANGE
IN CONTROL

          (a) Anything in this Agreement to the contrary or any termination of this Agreement notwithstanding, in the event that it shall be determined that any payment or distribution or benefits made or provided by the Holding Company or its affiliated companies to or for the benefit of the Executive whether pursuant to this Agreement or otherwise and without regard to any additional payments under this Section 6 would be subject to the excise tax imposed by
Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax, together with any such interest or penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Holding Company shall pay Executive an additional amount or amounts (each, a "Gross Up Payment") such that the net amount or amounts retained by Executive, after deduction of any Excise Tax on any of the above described payments or benefits and any Federal, state and local income tax and Excise Tax upon payment provided for by this Section 6, shall be equal to the amount of such payments or benefits prior to the imposition of such Excise Tax.

          (b) All determinations required to be made under this Section 6, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Deloitte & Touche or such successor thereto (the "Accounting Firm") which shall provide detailed supporting calculations both to the Holding Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a payment, such earlier time as is requested by the Holding Company. All fees and expenses of the Accounting Firm shall be borne solely by the Holding Company. Any Gross-Up Payment, as determined pursuant to this Section 6, shall be paid by the Holding Company to the Executive within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Holding Company and the Executive. For purposes of determining the amount of a Gross Up Payment, Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation (including, but not limited to, Alternative Minimum Tax) in the calendar year in which the Gross Up Payment is payable and state and local income taxes at the
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highest marginal rate of taxation in the state and locality of Executive's residence on the date the Gross Up Payment is payable, net of the maximum reduction in federal income taxes which could be obtained from any available deduction of such state and local taxes.

          (c) In the event that the amount of the Excise Tax is subsequently determined to be less than the amount taken into account in calculating a Gross Up Payment hereunder, Executive shall repay to the Holding Company (to the extent actually paid to Executive) at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross Up Payment attributable to such reduction (plus the portion of the Gross Up Payment attributable to the Excise Tax and federal and state and local income tax imposed on the Gross Up Payment being repaid by Executive if such repayment results in a reduction in, or a refund of, Excise Tax and/or federal and state and local income tax) plus interest on the amount of such payment at the rate provided in Section 1274(b)(2) (B) of the Code.

          (d) In the event that the amount of the Excise Tax is determined to exceed the amount taken into account in calculating a Gross Up Payment hereunder (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross Up Payment), the Holding Company shall pay an additional Gross Up Payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

          (e) Each Gross Up Payment shall be paid by the Holding Company on the date on which Executive becomes entitled to the payment or benefits giving rise to such Gross Up Payment.

     7.   TERMINATION FOR CAUSE.

          The term "Termination for Cause" shall mean termination because of a material loss to the Holding Company or one of its Subsidiaries caused by the Executive's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), final cease and desist order or material breach of any provision of this Agreement. For purposes of this Section, no act, or the failure to act, on Executive's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or its Subsidiaries. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to him a Notice of Termination which shall include a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars
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thereof in detail. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause except for compensation and benefits already vested. During the period beginning on the date of the Notice of Termination for Cause pursuant to Section 8 hereof and through the Date of Termination, stock options and related limited rights granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any stock benefit plan of the Holding Company or any subsidiary or affiliate thereof vest. At the Date of Termination for Cause, such stock options and related limited rights and unvested awards shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such Date of Termination for Cause.

     8.  NOTICE

          (a) Any purported termination by the Holding Company or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

          (b) "Date of Termination" shall mean the same date as the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

          (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of a Change in Control and voluntary termination by the Executive in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Holding Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue Executive as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.
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     9.  POST-TERMINATION OBLIGATIONS

          All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with this Section 9 for one (1) full year after the earlier of the expiration of this Agreement or termination of Executive's employment with the Holding Company. Executive shall, upon reasonable notice, furnish such information and assistance to the Holding Company as may reasonably be required by the Holding Company in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party.

     10.  NON-COMPETITION

          (a) Upon any termination of Executive's employment hereunder pursuant to Section 4 hereof, Executive agrees not to compete with the Holding Company or its Subsidiaries for a period of one (1) year following such termination in any city, town or county in which the Executive's normal business office is located and the Holding Company or any of its Subsidiaries has an office or has filed an application for regulatory approval to establish an office, determined as of the effective date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Holding Company or its Subsidiaries. The parties hereto, recognizing that irreparable injury will result to the Holding Company or its Subsidiaries, its business and property in the event of Executive's breach of this Subsection 10(a) agree that in the event of any such breach by Executive, the Holding Company or its Subsidiaries, will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employees and all persons acting for or under the direction of Executive. Executive represents and admits that in the event of the termination of his employment pursuant to Section 7 hereof, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Holding Company or its Subsidiaries, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. In addition, Executive shall not, for a period of one year after the termination of this Agreement, engage any person employed by the Holding Company or its subsidiaries in an employment or contractual relationship with Executive, Executive's own employer or any other business concern without the written permission of the Chief Executive Officer of the Holding Company. Notwithstanding the foregoing, the Executive's obligations under this subsection 10(a) shall terminate upon the occurrence of either of the following events: (i) a Change in Control or (ii) an Event of Termination. Nothing herein will be construed as prohibiting the Holding Company or its Subsidiaries from pursuing any other remedies available to the Holding Company or its Subsidiaries for such breach or threatened breach, including the recovery of damages from Executive.
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                                       10

          (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Holding Company and its Subsidiaries as it may exist from time to time, is a valuable, special and unique asset of the business of the Holding Company and its Subsidiaries. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Holding Company and its Subsidiaries thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever, unless expressly authorized by the Board of Directors or required by law. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Holding Company. In the event of a breach or threatened breach by the Executive of the provisions of this Section, the Holding Company will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Holding Company or its Subsidiaries or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Holding Company from pursuing any other remedies available to the Holding Company for such breach or threatened breach, including the recovery of damages from Executive.

     11.  SOURCE OF PAYMENTS

          (a) All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Holding Company subject to this
Section 11(b).

          (b) Notwithstanding any provision herein to the contrary, to the extent that payments and benefits, as provided by this Agreement, are paid to or received by Executive under the Employment Agreement dated November 16, 1998, between Executive and the Institution, such compensation payments and benefits paid by the Institution (including, but not limited to, any severance payments made under Sections 4 and 5 of such Employment Agreement) will be subtracted from any amount due simultaneously to Executive under similar provisions of this Agreement. Payments pursuant to this Agreement and the Institution Agreement shall be allocated in proportion to the level of activity and the time expended on such activities by the Executive as determined by the Holding Company and the Institution on a quarterly basis.

     12.  EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS

          This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Holding Company or any predecessor of the Holding Company and Executive (including, but not limited to, the prior employment agreement dated August 15, 1996, between Executive and the Holding Company), except that this
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                                       11


Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

     13.  NO ATTACHMENT

          (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

          (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Holding Company and their respective successors and assigns.

     14.  MODIFICATION AND WAIVER

          (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

          (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

     15.  SEVERABILITY

          If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

     16.  HEADINGS FOR REFERENCE ONLY

          The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.
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                                       12

     17.  GOVERNING LAW

          This Agreement shall be governed by the laws of the State of Delaware, unless otherwise specified herein.

     18.  ARBITRATION

          Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of the Institution, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

          In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of the Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses and any other cash compensation, fringe benefits and any compensation and benefits due Executive under this Agreement.

     19.  PAYMENT OF COSTS AND LEGAL FEES

          All reasonable costs and legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Holding Company, if Executive is successful pursuant to a legal judgment, arbitration or settlement.

     20.  INDEMNIFICATION

          The Holding Company shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense and shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Holding Company (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

          21.  SUCCESSOR TO THE HOLDING COMPANY.

          The Holding Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Institution or the Holding Company, expressly and unconditionally to assume and agree to perform the Holding Company's obligations under this Agreement, in the same manner and to the same extent that the Holding Company would be required to perform if no such succession or assignment had taken place.

                                   SIGNATURES

          IN WITNESS WHEREOF, First Bell Bancorp, Inc. has caused this Agreement to be executed and its seal to be affixed hereunto by its duly authorized officer and its directors, and Executive has signed this Agreement, on the 22nd day of February, 1999.


ATTEST:                             FIRST BELL BANCORP, INC.



  /s/  Robert C. Baierl             By:  /s/ William S. McMinn
---------------------------             ----------------------------
Secretary                                On behalf of the Board of
                                         Directors



WITNESS:


   /s/ Jack Schweiger               By:  /s/  Albert H. Eckert, II
---------------------------             ----------------------------
                                         Albert H. Eckert, II

                                 APPENDIX  A
                                 -----------


     Upon the Executive's entitlement to benefits pursuant to Section 5(c), the Executive will receive the following amounts in a lump sum cash payment as soon as practicable:

          (1) An aggregate payment in the amount of $266,964, representing the value of (a) the maximum matching contribution that the Executive would have been eligible to receive under the Bell Federal Savings and Loan Association of Bellevue 401(k) Plan (the "401(k) Plan"), assuming that the Executive had remained employed with the Holding Company or the Institution and participated in the 401(k) Plan during the thirty-six month period immediately following his Date of Termination, plus (b) the value of the
                                                    ----
     allocations of common stock that the Executive would have been eligible to receive under the Bell Federal Savings and Loan Association of Bellevue Employee Stock Ownership Plan (the "ESOP"), assuming that the Executive had remained employed with the Holding Company or the Institution and participated in the ESOP during the thirty-six month period immediately following his Date of Termination. For purposes of this paragraph (1), it shall be assumed that the allocations that would have been made to the Executive under the ESOP are equal in value to the allocation received by the Executive for the 1997 calendar year. All amounts payable under this paragraph (1) shall be payable exclusively by the Holding Company outside of the 401(k) Plan and the ESOP;

          (2) An additional Supplemental Retirement Benefit under the Bell Federal Savings and Loan Association of Bellevue Supplemental Retirement Plan (the "SERP") based on the benefit formula set forth in the Executive's Supplemental Retirement Agreement and assuming that (a) the Executive had remained employed with the Holding Company or the Institution during the thirty-six month period following his Date of Termination and (b) the Institution's return on assets is equal to or greater than 1.0 during such thirty-six month period. Any amounts payable to the Executive under this paragraph 2 shall be fully vested on his Date of Termination; and

          (3) An amount equal to the value of the monthly costs of operating and maintaining the automobile that the Holding Company or the Institution provides to the Executive at his Date of Termination multiplied by thirty-six.

                                  THREE YEAR

                            FIRST BELL BANCORP, INC.

                              EMPLOYMENT AGREEMENT


          This AGREEMENT ("Agreement") is made effective as of November 16, 1998, by and between First Bell Bancorp, Inc. (the "Holding Company"), a corporation organized under the laws of Delaware, with its principal administrative office at 300 Delaware Avenue, Suite 1704, Wilmington, Delaware 19801 and Jeffrey M. Hinds (the "Executive"). Any reference to "Institution" herein shall mean Bell Federal Savings and Loan Association of Bellevue or any successor thereto.

          WHEREAS, the Holding Company wishes to assure itself of the services of Executive for the period provided in this Agreement; and

          WHEREAS, the Executive is willing to serve in the employ of the Holding Company on a full-time basis for said period.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

     1.  POSITION AND RESPONSIBILITIES

          During the period of his employment hereunder, Executive agrees to serve as Executive Vice President and Chief Financial Officer of the Holding Company. The Executive shall render administrative and management services to the Holding Company such as are customarily performed by persons in a similar executive capacity. During, said period, Executive also agrees to serve, if elected, as an officer and director of any subsidiary of the Holding Company.

     2.  TERMS

          (a) The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) full calendar months thereafter. Commencing on the first anniversary date of this Agreement, and continuing on each anniversary thereafter, the term of this Agreement shall be extended by an additional year, such that the remaining term of the Agreement shall be three years, until such time as the board of directors of the Holding Company ("Board") or the Executive elects not to extend the term of this Agreement further by giving written notice to the other party in accordance with Section 8 of this Agreement. In the event that written notice is given. this Agreement shall terminate at the end of the remaining term of the Agreement.

          (b) During the period of Executive's employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder including activities and services related to the organization, operation and management of the Holding Company and its, direct or indirect, subsidiaries ("Subsidiaries") and participation in community and civic organizations; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Holding Company or its Subsidiaries, or materially affect the performance of Executive's duties pursuant to this Agreement.

          (c) Notwithstanding anything herein contained to the contrary Executive's employment with the Holding Company may be terminated by the Holding Company or Executive during the term of this Agreement, subject to the terms and conditions of this Agreement. However, Executive shall not perform, in any respect, directly or indirectly, during the pendency of his temporary or permanent suspension or termination from the Institution, duties and responsibilities formerly performed at the Institution as part of his duties and responsibilities as Executive Vice President and Chief Financial Officer of the Holding Company.

     3.  COMPENSATION AND REIMBURSEMENT.

          (a) The Executive shall be entitled to a salary from the Holding Company or its Subsidiaries of not less than $107,090 per year ("Base Salary"). Base Salary shall include any amounts of compensation deferred by Executive under any qualified or unqualified plan maintained by the Holding Company and its Subsidiaries. Such Base Salary shall be payable bi-weekly. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by the Board or by a Committee of the Board delegated such responsibility by the Board. The Committee or the Board may increase Executive's Base Salary. The increased Base Salary shall become the "Base Salary" for purposes of this Agreement. In addition to the Base Salary provided in this Section 3(a), the Holding Company shall also provide Executive, at no premium cost to Executive, with all such other benefits as provided uniformly to permanent full-time employees of the Holding Company and its Subsidiaries.

          (b) The Executive shall be entitled to participate in any employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, and the Holding Company and its Subsidiaries will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would materially adversely affect Executive's rights or benefits thereunder, except to the extent that such changes are made applicable to all Holding Company and Institution employees eligible to participate in such plans, arrangements and perquisites on a non-discriminatory basis. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive shall be entitled to participate in or receive benefits under any employee benefit plans including, but not limited to, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plans, medical coverage or any other employee benefit plan or arrangement made available by the Holding Company and its Subsidiaries in the future to its senior executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive shall be entitled to incentive compensation and bonuses as provided in any plan of the Holding Company and its Subsidiaries in which Executive is eligible to participate. Nothing paid to the Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement.

          (c) In addition to the Base Salary provided for by paragraph (a) of this Section 3 and other compensation provided for by paragraph (b) of this
Section 3, the Holding Company shall pay or reimburse Executive for all reasonable travel and other reasonable expenses incurred in the performance of Executive's obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

     4.  PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION

          (a) Upon the occurrence of an Event of Termination (as herein defined) during the Executive's term of employment under this Agreement, the provisions of this Section shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Holding Company of Executive's full-time employment hereunder for any reason other than termination governed by Section 5(a) hereof, or for Cause, as defined in Section 7 hereof; (ii) Executive's resignation from the Holding Company's employ upon any (A) failure to reappoint Executive as Executive Vice President and Chief Financial Officer, unless consented to by the Executive, (B) a material change in Executive's function, duties, or responsibilities with the Holding Company or its Subsidiaries, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in
Section 1, above, unless consented to by the Executive, (C) a relocation of Executive's principal place of employment by more than 30 miles from its location at the effective date of this Agreement, unless consented to by the Executive, (D) a material reduction in the benefits and perquisites to the Executive from those being provided as of the effective date of this Agreement, unless consented to by the Executive, (E) a liquidation or dissolution of the Holding Company or the Institution, or (F) breach of this Agreement by the

Holding Company.  Upon the occurrence of any event described in clauses (A),
(B), (C), (D) (E) or (F), above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within six full calendar months after the event giving rise to said right to elect.

          (b) Upon the occurrence of an Event of Termination, on the Date of Termination, as defined in Section 8, the Holding Company shall be obligated to pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be a lump sum payment in an amount equal to the sum of (i) the amount of the remaining payments that the Executive would have earned if he had continued his employment with the Institution during the remaining term of this Agreement at the Executive's Base Salary at the Date of Termination; and (ii) the amount equal to the annual contributions that would have been made on Executive's behalf to any employee benefit plans of the Institution or the Holding Company during the remaining term of this Agreement based on contributions made (on an annualized basis) at the Date of Termination. Such payments shall not be reduced in the event the Executive obtains other employment following termination of employment.

          (c) Upon the occurrence of an Event of Termination, the Holding Company will cause to be continued life, long term disability, medical, health and dental coverage substantially equivalent to the coverage that is then maintained by the Holding Company or its Subsidiaries for Executive and his eligible dependents immediately prior to his termination as agreed to by the insurance carrier at no premium cost to the Executive. Such coverage shall cease upon the expiration of the remaining term of this Agreement.

     5.  CHANGE IN CONTROL

          (a) For purposes of this Agreement, a "Change in Control" of the Holding Company or the Institution shall mean an event of a nature that; (i) would be required to be reported in response to Item l (a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Institution or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Institution or the Holding Company representing 25% or more of the Institution's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Institution purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Institution or the Holding Company or similar transaction occurs or is effectuated in which the Institution or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods; or (D) a proxy statement shall be distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Institution with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Institution or the Holding Company shall be distributed; or (E) a tender offer is made for 25% or more of the voting securities of the Institution or Holding Company then outstanding.

          (b) If a Change in Control has occurred pursuant to Section 5(a) or the Board has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c) and (d) of this Section 5 upon his subsequent termination of employment at any time during the term of this Agreement due to (i) Executive's dismissal, (ii) Executive's voluntary resignation following any demotion, loss of title, office or significant authority or responsibility, reduction in the annual compensation or material reduction in benefits or (iii) relocation of his principal place of employment by more than 30 miles from its location immediately prior to the Change in Control, unless such termination is because of his death, or Termination for Cause.

          (c) Upon the Executive's entitlement to benefits pursuant to Section 5(b), the Holding Company shall pay Executive within five business days, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay, a lump sum payment equal to the greater of: (i) the payments due for the remaining term of the Agreement; or
(ii) three (3) times Executive's average annual compensation for the five (5) preceding taxable years. Such annual compensation shall include Base Salary, commissions, bonuses, contributions on behalf of Executive to any pension and profit sharing plan, severance payments, directors or committee fees and fringe benefits paid or to be paid to the Executive during such years, excluding amounts received by the Executive pursuant to Section 5(d). Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

          (d) Upon the Executive's entitlement to benefits pursuant to Section 5(b), the Company will cause to be continued life, medical and dental coverage substantially equivalent to the coverage that is then maintained by the Institution for Executive, as agreed to by the insurance carrier, at no premium cost to Executive prior to his severance. Such coverage and benefits shall cease upon the expiration of thirty-six (36) months following the Change in Control. In addition, the Executive will receive the payments provided for in Appendix A.

     6.  GROSS UP PAYMENTS AND PAYMENTS AND BENEFITS AFTER CHANGE
         IN CONTROL

          (a) Anything in this Agreement to the contrary or any termination of this Agreement notwithstanding, in the event that it shall be determined that any payment or distribution or benefits made or provided by the Holding Company or its affiliated companies to or for the benefit of the Executive whether pursuant to this Agreement or otherwise and without regard to any additional payments under this Section 6 would be subject to the excise tax imposed by
Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax, together with any such interest or penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Holding Company shall pay Executive an additional amount or amounts (each, a "Gross Up Payment") such that the net amount or amounts retained by Executive, after deduction of any Excise Tax on any of the above described payments or benefits and any Federal, state and local income tax and Excise Tax upon payment provided for by this Section 6, shall be equal to the amount of such payments or benefits prior to the imposition of such Excise Tax.

          (b) All determinations required to be made under this Section 6, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Deloitte & Touche or such successor thereto (the "Accounting Firm") which shall provide detailed supporting calculations both to the Holding Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a payment, such earlier time as is requested by the Holding Company. All fees and expenses of the Accounting Firm shall be borne solely by the Holding Company. Any Gross-Up Payment, as determined pursuant to this Section 6, shall be paid by the Holding Company to the Executive within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Holding Company and the Executive. For purposes of determining the amount of a Gross Up Payment, Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation (including, but not limited to, Alternative Minimum Tax) in the calendar year in which the Gross Up Payment is payable and state and local income taxes at the highest marginal rate of taxation in the state and locality of Executive's residence on the date the

Gross Up Payment is payable, net of the maximum reduction in federal income taxes which could be obtained from any available deduction of such state and local taxes.

          (c) In the event that the amount of the Excise Tax is subsequently determined to be less than the amount taken into account in calculating a Gross Up Payment hereunder, Executive shall repay to the Holding Company (to the extent actually paid to Executive) at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross Up Payment attributable to such reduction (plus the portion of the Gross Up Payment attributable to the Excise Tax and federal and state and local income tax imposed on the Gross Up Payment being repaid by Executive if such repayment results in a reduction in, or a refund of, Excise Tax and/or federal and state and local income tax) plus interest on the amount of such payment at the rate provided in Section 1274(b)(2) (B) of the Code.

          (d) In the event that the amount of the Excise Tax is determined to exceed the amount taken into account in calculating a Gross Up Payment hereunder (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross Up Payment), the Holding Company shall pay an additional Gross Up Payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

          (e) Each Gross Up Payment shall be paid by the Holding Company on the date on which Executive becomes entitled to the payment or benefits giving rise to such Gross Up Payment.

     7.  TERMINATION FOR CAUSE

          The term "Termination for Cause" shall mean termination because of a material loss to the Holding Company or one of its Subsidiaries caused by the Executive's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), final cease and desist order or material breach of any provision of this Agreement. For purposes of this Section, no act, or the failure to act, on Executive's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or its Subsidiaries. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to him a Notice of Termination which shall include a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause except for compensation and benefits already vested. During the period beginning on the date of the Notice of Termination for Cause pursuant to Section 8 hereof and through the Date of Termination, stock options and related limited rights granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any stock benefit plan of the Holding Company or any subsidiary or affiliate thereof vest. At the Date of Termination for Cause, such stock options and related limited rights and unvested awards shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such Date of Termination for Cause.

     8.  NOTICE

          (a) Any purported termination by the Holding Company or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

          (b) "Date of Termination" shall mean the same date as in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

          (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of a Change in Control and voluntary termination by the Executive in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Holding Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue Executive as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

     9.  POST-TERMINATION OBLIGATIONS

          All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with this Section 9 for one (1) full year after the earlier of the expiration of this Agreement or termination of Executive's employment with the Holding Company. Executive shall, upon reasonable notice, furnish such information and assistance to the Holding Company as may reasonably be required by the Holding Company in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party.



     10.  NON-COMPETITION

          (a) Upon any termination of Executive's employment hereunder pursuant to Section 4 hereof, Executive agrees not to compete with the Holding Company or its Subsidiaries for a period of one (1) year following such termination in any city, town or county in which the Executive' s normal business office is located and the Holding Company or any of its Subsidiaries has an office or has filed an application for regulatory approval to establish an office, determined as of the effective date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Holding Company or its Subsidiaries. The parties hereto, recognizing that irreparable injury will result to the Holding Company or its Subsidiaries, its business and property in the event of Executive's breach of this Subsection 10(a) agree that in the event of any such breach by Executive, the Holding Company or its Subsidiaries, will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employees and all persons acting for or under the direction of Executive. Executive represents and admits that in the event of the termination of his employment pursuant to Section 7 hereof, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Holding Company or its Subsidiaries, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. In addition, Executive shall not, for a period of one year after the termination of this Agreement, engage any person employed by the Holding Company or its subsidiaries in an employment or contractual relationship with Executive, Executive's own employer or any other business concern without the written permission of the Chief Executive Officer of the Holding Company. Notwithstanding the foregoing, the Executive's obligations under this subsection 10(a) shall terminate upon the occurrence of either of the following events: (i) a Change in Control or (ii) an Event of Termination. Nothing herein will be construed as prohibiting the Holding Company or its Subsidiaries from pursuing any other remedies available to the Holding Company or its

Subsidiaries for such breach or threatened breach, including the recovery of damages from Executive.

          (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Holding Company and its Subsidiaries as it may exist from time to time, is a valuable, special and unique asset of the business of the Holding Company and its Subsidiaries. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Holding Company and its Subsidiaries thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever, unless expressly authorized by the Board of Directors or required by law. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Holding Company. In the event of a breach or threatened breach by the Executive of the provisions of this Section, the Holding Company will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Holding Company or its Subsidiaries or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Holding Company from pursuing any other remedies available to the Holding Company for such breach or threatened breach, including the recovery of damages from Executive.

     11.  SOURCE OF PAYMENTS

          (a) All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Holding Company subject to this
Section 11(b).

          (b) Notwithstanding any provision herein to the contrary, to the extent that payments and benefits, as provided by this Agreement, are paid to or received by Executive under the Employment Agreement dated November 16, 1998, between Executive and the Institution, such compensation payments and benefits paid by the Institution (including, but not limited to, any severance payments made under Sections 4 and 5 of such Employment Agreement) will be subtracted from any amount due simultaneously to Executive under similar provisions of this Agreement. Payments pursuant to this Agreement and the Institution Agreement shall be allocated in proportion to the level of activity and the time expended on such activities by the Executive as determined by the Holding Company and the Institution on a quarterly basis.

     12.  EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS

          This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Holding Company or any predecessor of the Holding Company and Executive (including, but not limited to, the prior employment agreement dated August 15, 1996, between Executive and the Holding Company), except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

     13.  NO ATTACHMENT

          (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

          (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Holding Company and their respective successors and assigns.

     14.  MODIFICATION AND WAIVER

          (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

          (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

     15.  SEVERABILITY

          If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

     16.  HEADINGS FOR REFERENCE ONLY

          The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     17.  GOVERNING LAW

          This Agreement shall be governed by the laws of the State of Delaware, unless otherwise specified herein.

     18.  ARBITRATION

          Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of the Institution, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

          In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of the Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses and any other cash compensation, fringe benefits and any compensation and benefits due Executive under this Agreement.

     19.  PAYMENT OF COSTS AND LEGAL FEES

          All reasonable costs and legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Holding Company, if Executive is successful pursuant to a legal judgment, arbitration or settlement.

     20.  INDEMNIFICATION

          The Holding Company shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense and shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Holding Company (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

     21.  SUCCESSOR TO THE HOLDING COMPANY

          The Holding Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Institution or the Holding Company, expressly and unconditionally to assume and agree to perform the Holding Company's obligations under this Agreement, in the same manner and to the same extent that the Holding Company would be required to perform if no such succession or assignment had taken place.

                                   SIGNATURES

          IN WITNESS WHEREOF, First Bell Bancorp, Inc. has caused this Agreement to be executed and its seal to be affixed hereunto by its duly authorized officer and its directors, and Executive has signed this Agreement, on the 22nd day of February, 1999.

ATTEST:                             FIRST BELL BANCORP, INC.

/s/ Robert C. Baierl                By:  /s/ William S. McMinn
----------------------------            -------------------------------------
Secretary                               On behalf of the Board of Directors



WITNESS:


/s/ Jack Schweiger                  By:  /s/ Jeffrey M. Hinds
----------------------------            -------------------------------------
                                        Jeffrey M. Hinds

                                 APPENDIX A
                                 ----------


     Upon the Executive's entitlement to benefits pursuant to Section 5(c), the Executive will receive the following amounts in a lump sum cash payment as soon as practicable:

          (1) An aggregate payment in the amount of $263,373, representing the value of (a) the maximum matching contribution that the Executive would have been eligible to receive under the Bell Federal Savings and Loan Association of Bellevue 401(k) Plan (the "401(k) Plan"), assuming that the Executive had remained employed with the Holding Company or the Institution and participated in the 401(k) Plan during the thirty-six month period immediately following his Date of Termination, plus (b) the value of the
                                                    ----
     allocations of common stock that the Executive would have been eligible to receive under the Bell Federal Savings and Loan Association of Bellevue Employee Stock Ownership Plan (the "ESOP"), assuming that the Executive had remained employed with the Holding Company or the Institution and participated in the ESOP during the thirty-six month period immediately following his Date of Termination. For purposes of this paragraph (1), it shall be assumed that the allocations that would have been made to the Executive under the ESOP are equal in value to the allocation received by the Executive for the 1997 calendar year. All amounts payable under this paragraph (1) shall be payable exclusively by the Holding Company outside of the 401(k) Plan and the ESOP.